SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                           __________________________

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



            Date of report (Date of
            earliest event reported):           August 27, 1999


                                  VIATEL, INC.
               (Exact Name of Registrant as Specified in Charter)


         Delaware                  000-21261            13-3787366
         (State or Other           (Commission          (I.R.S. Employer
         Jurisdiction              File Number)         Identification No.)
         of Incorporation)

                                  Viatel, Inc.
                                685 Third Avenue
                            New York, New York 10017
          (Address of Principal Executive Offices, Including Zip Code)

        Registrant's telephone number, including area code: 212-350-9200

                                 Not Applicable

         (Former Name or Former Address, if Changed Since Last Report)


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Item 5. Other Events.

     On August 27, 1999, Viatel, Inc., a Delaware corporation (the "Company"), Viatel Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of the Company ("Merger Sub"), and Destia Communications, Inc., a Delaware corporation ("Destia"), entered into an Agreement and Plan of Merger (the "Merger Agreement"), which provides, among other things, for the merger (the "Merger") of Merger Sub with and into Destia. Upon consummation of the Merger, Destia will become a wholly-owned subsidiary of the Company.

     Under the terms of the Merger Agreement,  Destia  stockholders will receive
0.445 share of the Company's common stock in exchange for each share of Destia common stock held by the such stockholders at the effective time of the Merger.

     The transaction is contingent upon, among other things, approval by both the Company's and Destia's stockholders, certain regulatory approvals (including approval under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 and certain telecommunications regulatory approvals) and other customary conditions. Holders of over a majority of Destia's voting common stock have agreed to vote in favor of the Merger.

     The Merger is intended to constitute a tax-free reorganization, and is expected to be completed by year end.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (a) Financial Statements of Businesses Acquired.

          Not Applicable

     (b) Pro Forma Financial Information.

          Not Applicable

     (c) Exhibits.

          The following exhibits are filed with this Report.

Exhibit No.         Description.

2.1 Agreement and Plan of Merger by and among the Company, Merger Sub and Destia, dated as of August 27, 1999.

10.24 Stockholder Agreement by and among the Company, Merger Sub, Destia, Alfred West, AT Econ Ltd. Partnership and AT Econ Ltd. Partnership No. 2, dated as of August 27, 1999.



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

10.25 Stockholder Agreement by and among the Company, Merger Sub, Destia, Steven West, SS Econ Ltd. Partnership and SS Econ Ltd. Partnership No. 2, dated as of August 27, 1999.

10.26 Stockholder Agreement by and among the Company, Merger Sub, Destia, Gary Bondi and GS Econ Ltd. Partnership, dated as of August 27, 1999.

10.27 Stockholder Agreement by and among the Company, Merger Sub, Destia, Princes Gate Investors II, L.P., Acorn Partnership II, L.P., PGI Investments Limited, Investors Investments AB and Marinbeach United S.A., dated as of August 27, 1999.

99.1                Joint Press Release  of the Company and Destia, dated August
                    27, 1999.


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

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          VIATEL, INC.


Date:  August 30, 1999                    By: /s/ James P. Prenetta
                                             -----------------------
                                             Name:  James P. Prenetta
                                             Title: Vice President and
                                                    General Counsel


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

                                  EXHIBIT LIST




Exhibit No.         Description.

2.1 Agreement and Plan of Merger by and among the Company, Merger Sub and Destia, dated as of August 27, 1999.

10.24 Stockholder Agreement by and among the Company, Merger Sub, Destia, Alfred West, AT Econ Limited Partnership and AT Econ Ltd. Partnership No. 2, dated as of August 27, 1999.

10.25 Stockholder Agreement by and among the Company, Merger Sub, Destia, Steven West, SS Econ Ltd. Partnership and SS Econ Ltd. Partnership No. 2, dated as of August 27, 1999.

10.26 Stockholder Agreement by and among the Company, Merger Sub, Destia, Gary Bondi and GS Econ Ltd. Partnership, dated as of August 27, 1999.

10.27 Stockholder Agreement by and among the Company, Merger Sub, Destia, Princes Gate Investors II, L.P., Acorn Partnership II, L.P., PGI Investments Limited, Investors Investments AB and Marinbeach United S.A., dated as of August 27, 1999.

99.1                Joint Press Release of  the Company and Destia, dated August
                    27, 1999.


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